Exhibit 99.1

FinancialOverview–Driving Growth Lindon Robertson, EVP and Chief Financial Officer

A G E N D A Financial Overview – Driving Growth Strong performance track record Disciplined capital allocation Outlook: Compelling growth ahead 2 © 2021 Brooks Automation, Inc. • Proprietary Information

The Growth Continues — Building a Powerhouse in Life Sciences FY2019 FY2021 4% 17% Non-GAAP financial measures – see reconciliation tables. Based on continuing operations © 2021 Brooks Automation, Inc. • Proprietary Information 3 Employees~2,300~2,900 Customers>7,000>8,700 Adjusted EBITDA*$14M$86M Gross Margin*42%50% Revenue$334M$514M

Significant Shareholder Value Creation Brooks Enterprise Value ($M) $94,000 B $8,000 $7,000 $3,000 $6,000 $5,000 $2,000 $4,000 services $3,000 Entered Life Sciences crosses Ultra-cold services $1,000 $2,000 2010 $1,000 EV $275M over breakeven $0 22001100 20121011 201220122013 20123014 20210415 20165 20210716 20128017 2019 2018202020T1o9day 4 © 2021 Brooks Automation, Inc. • Proprietary Information Today EV >$8 2019 GenomicEV ~$2.6B Services Genomic Sample repositoryServices EnteredUltra-cold Life SciencesautomationSample repository Life Sciencesautomationover breakeven Average organic growth of 22% Life Sciences crosses2019-2021

Strong Track Record of Growth Revenue ($M) Gross Margin* ($M) EPS* ($M) 24% CAGR +8 bps +$0.79 $0.48 $514 50% $389 46% $334 $0.02 42% $(0.31) FY'19 FY'20 FY'21 FY'19 FY'20 FY'21 FY'19 FY'20 FY'21 Non-GAAP financial measures – see reconciliation tables. Based on continuing operations © 2021 Brooks Automation, Inc. • Proprietary Information

Azenta Now Generating Meaningful Cash Flow Cash flow positive Note: OCF represents Management’s view on a stand-alone basis © 2021 Brooks Automation, Inc. • Proprietary Information 6 Operating Cash Flow (OCF) $100M Ability to invest for the future •R&D •Sales organization •Capex •M&A $0 FY'19FY'20FY'21

Track Record of Organic Growth Supplemented by M&A Revenue $600 $ millions Acquisitions $500 $400 $300 Organic $200 $100 $-FY15 FY16 FY17 FY18 FY19 FY20 FY21 7 © 2021 Brooks Automation, Inc. • Proprietary Information 40% CAGR

Diverse Revenue Profile Aligned for Higher Growth 17% Sample & Repository Solutions 17% Gene Synthesis & Other 25% Consumables & Instruments 11% Sanger Sequencing 14% Ultra-Cold Automated Stores (and Service) 16% Next Gen Sequencing Contributes recurring revenue Note: Azenta revenue composition as of FY21 © 2021 Brooks Automation, Inc. • Proprietary Information 8

A G E N D A Financial Overview – Driving Growth Strong performance track record Disciplined capital allocation Outlook: Compelling growth ahead 9 © 2021 Brooks Automation, Inc. • Proprietary Information

Strong Balance Sheet With Cash Generation and Proceeds from Semi Divestiture for Investment Operational CapEx Research and Development Investment Prioritizing cash for M&A opportunities and organic investment Note: Suzhou, China building project adds 3-4 points to CAPEX % of revenue in 2020 -22 © 2021 Brooks Automation, Inc. • Proprietary Information 10 ~4-6% of Revenue ~6-8% of Revenue >$2.5B Net Cash for M&A

Proven Track Record in Successful M&A: Capital 10 Years, >10 Transactions, ~$1B with ROIC Focus 11 © 2021 Brooks Automation, Inc. • Proprietary Information Acquisition Focus •Strategic fit to add value •ROIC > WACC in 5-7 years −High growth −Profit leverage

# From Brooks to Standalone Azenta: ROIC Transformation

AZENTA LIFE SCIENCES

## ROIC Trend



2%
13%
14%
7%
7%
10%
~12%
2016
2017
2018
2019
2020
2021
2022E
2024 Target
BioStorage
GENEWIZ
Total Brooks
Azenta Standalone

## Transformative Portfolio Actions

- ✓ 2016 Restructuring for profitability and BioStorage acquisition
- ✓ 2019 GENEWIZ acquisition & Cryo divestiture set the stage for higher growth
- ✓ 2022 Semi divestiture will establish standalone Life Science company

>$2.5B of cash available for further steps of transformation

**Portfolio continuously repositioned for faster growth and improvement of ROIC**

12

© 2021 Brooks Automation, Inc. • Proprietary Information

A G E N D A Financial Overview – Driving Growth Strong performance track record Disciplined capital allocation Outlook: Compelling growth ahead 13 © 2021 Brooks Automation, Inc. • Proprietary Information

Strategy Going Forward 1 2 3 4 Extend leadership in core markets Invest for organic growth and strategic M&A Drive margin expansion Utilize balanced and disciplined capital deployment with ROIC focus 14 © 2021 Brooks Automation, Inc. • Proprietary Information

Achieved FY2022 Goal 1-Year Ahead of Schedule Clear Goals Operating Performance ($M) Revenue $M $800 Gross Margin 55% • FY2022 goal set in September 2019 at our last Investor Day $700 50% Gross Margin Target Range $600 • We achieved the FY2022 goal inside of FY2021 45% $500 Revenue Target 40% • Strong execution on top and bottom line $400 35% $300 30% $200 25% $100 $-20% FY’19 FY’20 FY’21 Prior FY’22 Goal *Non-GAAP financial measures – see reconciliation tables. © 2021 Brooks Automation, Inc. • Proprietary Information 15 Revenue Gross Margin

# Azenta 3-Year Target Model

## Operating Business Segments, FY 2024 Goal

### Life Science Products

- Revenue growth to **$280-310M**
- Gross Margin target **47-49%**
- Operating expense productivity



| | |
|---|---|
| EBITDA Margin | **20-24%** |
| % of Azenta revenue | **~35%** |

+

### Life Science Services

- Revenue range **$520-570M**
- Gross Margin target **52-54%**
- Operating expense productivity



| | |
|---|---|
| EBITDA Margin | **28-30%** |
| % of Azenta revenue | **~65%** |

**Revenue CAGR FY'21-24 ~18%**

**EBITDA Margin ~26%**

**ROIC of ~12%**

© 2021 Brooks Automation, Inc. • Proprietary Information

16

2 0 2 4 M O D E L : Operating Leverage — A Key Driver Going Forward panding EBITDA Margins… 25-27% Opex % Rev 0 FY'21 FY'22 FY'23 FY'24 Pro Forma Standalone Pro forma adjusted for standalone costs estimated by management *Non-GAAP financial measures – see reconciliation tables. © 2021 Brooks Automation, Inc. • Proprietary Information 17 +9pts 19% 17% Ex 10% 7% FY'2 Leveraging Infrastructure, Expanding Gross Margins… 50%50–52% Gross Margin 46% 44%41% 38% 31-33% FY'20FY'21FY'22FY'23FY'24 Pro Forma Standalone $M Growing Revenue… $800-$880 CAGR FY'20FY'21FY'22FY'23FY'24 18% $514 $389

Azenta – Strong Growth and Margin Expansion to 2024 Revenue ($M) Adjusted EBITDA* ($M) Earnings Per Share* ~37% CAGR $200-240 ~18% CAGR ~3.5X $1.50-1.90 $800-880 $514 $86 $0.48 FY'21 FY'24E FY'21 FY'24 FY'21 FY'24E Non-GAAP financial measures – see reconciliation tables. © 2021 Brooks Automation, Inc. • Proprietary Information 18

W H Y All N O W : the Building Blocks In Place to Unlock Our Full Potential Capital Deployment Size and Scale Profitability Cash Flow We have solidified the foundation for a strong, standalone, life sciences company 19 © 2021 Brooks Automation, Inc. • Proprietary Information Strong cash flow to support capital investment and drive FCF 14 successful, accretive acquisitions Solidly positive operating margin and EPS Broad differentiated portfolio with >$500M run-rate revenue

KEY THEMES YOU HEARD TODAY

# Building on Core Strengths. Forging New Growth Paths.

AZENTA LIFE SCIENCES

1 $500M+ revenue company with growth opportunities through 2024 and beyond

2 High-teens *AND* profitable growth with cash generation

3 Strong balance sheet with an experienced and capable team

4 Global platform that can support more capabilities and customers

**By 2024**
Revenue $800-880M
Adj. EBITDA* $200-240M
EPS* $1.50-1.90

**Capital to deploy >$2.5B**

20

© 2021 Brooks Automation, Inc. • Proprietary Information *Non-GAAP financial measures

1st As of December we will change our parent company name and ticker to: Azenta, Inc. (NASDAQ: AZTA) A Unique Life Sciences Company © 2021 Brooks Automation, Inc. • Proprietary Information 21

Q&A © 2021 Brooks Automation, Inc. • Proprietary Information

Appendix

Azenta 3-Year FY2024 Goal Target Model – Continuing Operations * Non-GAAP financial measures © 2021 Brooks Automation, Inc. • Proprietary Information 24 FY 2024 Goal $800-880M $520-570M $280-310M 50-52% ~32% $150-190M 19-22% $200-240M $1.50-1.90 $M except EPSFY 2019FY 2020FY 2021 Total Revenue $334M $389M Life Science Services $215M $259M Life Science Products $119M $130M $514 $314 $200 Gross Margin*42%46% 50% Operating Expenses* % of Revenue46%46% 41% Operating Income*($12M)$0M % of Revenue(4%)0% $47M 9% EBITDA*$14M$28M EPS*($0.31)$0.02 $86M $0.48

Azenta 3-Year FY2024 Goal Target Model – Standalone Basis The standalone P&L’s reflect pro-forma adjustments to exclude certain corporate costs reported in Continuing operations that management anticipates will no longer be incurred upon completion of the divestiture. * Non-GAAP financial measures © 2021 Brooks Automation, Inc. • Proprietary Information 25 FY 2024 Goal $800-880M $520-570M $280-310M 50-52% ~32% $150-190M 19-22% $200-240M $1.50-1.90 $M except EPSFY 2019FY 2020FY 2021 Total Revenue $334M $389M Life Science Services $215M $259M Life Science Products $119M $130M $514 $314 $200 Gross Margin*42%46% 50% Operating Expenses* % of Revenue45%44% 38% Operating Income*($9M)$8M % of Revenue(3%)2% $61M 12% EBITDA*$17M$37M EPS*($0.10)$0.07 $96M $0.63

# GAAP to Non-GAAP Reconciliation

## Continuing Operations

$ millions, except EPS

| | FY 2019 | FY 2020 | FY 2021 |
|---|---|---|---|
| **Revenue** | **334** | **389** | **514** |
| **GAAP gross profit** | **135** | **172** | **244** |
| *Gross profit margin* | *40%* | *44%* | *47%* |
| Amortization expense | 7 | 8 | 8 |
| Tariffs | - | - | 5 |
| Restructuring related charges | 0 | 0 | - |
| Other special charges | - | - | (0) |
| **Non-GAAP gross profit** | **142** | **181** | **257** |
| *Non-GAAP gross profit margin* | *42%* | *46%* | *50%* |
| **GAAP operating expenses** | **(182)** | **(209)** | **(275)** |
| Merger and acquisition costs | 7 | 1 | 21 |
| Amortization expense | 20 | 27 | 29 |
| Restructuring charges | 1 | 1 | 0 |
| Other special charges | - | - | 14 |
| **Non-GAAP operating expenses** | **(154)** | **(180)** | **(210)** |
| **GAAP operating loss** | **(47)** | **(37)** | **(31)** |
| *Operating profit margin* | *-14%* | *-9%* | *-6%* |
| **Non-GAAP operating profit (loss)** | (12) | 0 | 47 |
| *Non-GAAP operating profit margin* | *-4%* | *0%* | *9%* |
| **GAAP net loss** | **(61)** | **(26)** | **(29)** |
| Merger and acquisition costs | 7 | 1 | 21 |
| Amortization expense | 27 | 35 | 37 |
| Restructuring and related charges | 2 | 1 | 0 |
| Other special charges | - | - | 14 |
| Tariffs | - | - | 5 |
| Loss on extinguishment of debt | 14 | - | - |
| Tax related adjustments | 1 | (1) | (12) |
| Tax effect of adjustments | (13) | (8) | (1) |
| **Non-GAAP net income (loss)** | **(23)** | **1** | **36** |
| *Diluted earnings per share* | *(0.84)* | *(0.36)* | *(0.39)* |
| *Non-GAAP diluted earnings per share* | *(0.31)* | *0.02* | *0.48* |

AZENTA LIFE SCIENCES

| Life Sciences Products | FY 2019 | FY 2020 | FY 2021 |
|---|---|---|---|
| **Revenue** | $ **119** | $ **130** | $ **200** |
| **GAAP gross profit** | **44** | **56** | **93** |
| *Gross profit margin* | *37%* | *43%* | *46%* |
| Amortization expense | 1 | 1 | 1 |
| **Non-GAAP gross profit** | **45** | **57** | **94** |
| *Non-GAAP gross profit margin* | *38%* | *44%* | *47%* |
| **Operating expenses** | **(66)** | **(60)** | **(71)** |
| **GAAP operating profit (loss)** | **(22)** | **(4)** | **22** |
| *Operating profit margin* | *-19%* | *-3%* | *11%* |
| **Non-GAAP operating profit (loss)** | (21) | (3) | 23 |
| *Non-GAAP operating profit margin* | *-18%* | *-2%* | *12%* |

| Life Sciences Services | FY 2019 | FY 2020 | FY 2021 |
|---|---|---|---|
| **Revenue** | $ **215** | $ **259** | $ **314** |
| **GAAP gross profit** | **91** | **116** | **151** |
| *Gross profit margin* | *42%* | *45%* | *48%* |
| Amortization expense | 6 | 7 | 7 |
| Tariff and other special charges | 0 | 0 | 5 |
| **Non-GAAP gross profit** | **97** | **124** | **164** |
| *Non-GAAP gross profit margin* | *45%* | *48%* | *52%* |
| **Operating expenses** | **(88)** | **(121)** | **(141)** |
| **GAAP operating profit (loss)** | **3** | **(4)** | **10** |
| *Operating profit margin* | *1%* | *-2%* | *3%* |
| **Non-GAAP operating profit** | 9 | 3 | 23 |
| *Non-GAAP operating profit margin* | *4%* | *1%* | *7%* |

© 2021 Brooks Automation, Inc. • Proprietary Information

26

Net Income Reconciliation Continuing Operations $ millions to Adjusted EBITDA FY'19 FY20 FY'21 Life Science Products FY19 FY20 FY21 Operating Profit (Loss) Adjustments: Depreciation Amortization of intangible assets EBITDA EBITDA margin Adjustments: Stock-based compensation Adjusted EBITDA Adjusted EBITDA margin (22.1) (4.2) 22.0 Net income Income from discontinued operations, net of tax Net income from continuing operations 437.4 (498. 5) 64.9 (91. 2) 110.7 (139.6) 3.0 1.2 3.3 1. 2 3.5 1. 1 (61.1) (26.4) (28.9) (17.9) -15.1% 0.3 0.2% 26.6 13.3% Adjustments: Interest income Interest expense Income tax provision Depreciation Amortization of intangible assets EBITDA-from Continuing Operations (1.4) 22.2 (22.8) 14.0 27.3 (0.8) 2.9 (13.9) 18.7 35.4 (0.6) 2.0 (20.1) 19.5 37.4 7. 1 3. 7 6. 6 (10.8) -9.1% 4.0 3.1% 33.2 16.6% (7.5) 15.9 9.3 Life Science Services FY19 FY20 FY21 Operating Profit (Loss) Adjustments: Depreciation Amortization, restructuring related, and other special charges 3.1 (4.4) 10.3 Adjustments: Stock-based compensation Rebranding and transformation Tax indemnification reserve release Impairment of trademark Tariff adjustment Restructuring charges Merger and acquisition costs / Other Adjusted EBITDA - from Continuing Operations Adjusted EBITDA margin 13.1 - - - - 1.7 6.7 10.8 - - - - 1.0 0.5 20.1 0.8 16.0 13.4 5.4 0.4 20.7 14.0 15.0 15.1 5.9 7.2 6.9 EBITDA EBITDA margin Adjustments: Tariff adjustment Stock-based compensation Adjusted EBITDA Adjusted EBITDA margin 22.9 10.7% 17.9 6.9% 32.3 10.3% - 6.0 - 7. 1 5.5 13. 5 13.9 4.2% 28.2 7.3% 86.0 16.7% 28.9 13.4% 25.0 9.6% 51.2 16.3% 27 © 2021 Brooks Automation, Inc. • Proprietary Information

# GAAP to Non-GAAP Reconciliation - Standalone

## Total Brooks – Continuing Operations

$ millions, except EPS

| | FY 2019 | FY 2020 | FY 2021 |
|---|---|---|---|
| **Revenue** | 334 | 389 | 514 |
| **GAAP gross profit** | 135 | 172 | 244 |
| *Gross profit margin* | *40%* | *44%* | *47%* |
| Non-GAAP Adjustments | 7 | 8 | 14 |
| **Non-GAAP gross profit** | 142 | 181 | 257 |
| *Non-GAAP gross profit margin* | *42%* | *46%* | *50%* |
| **Non-GAAP standalone gross profit** | 142 | 181 | 257 |
| *Non-GAAP standalone gross profit margin* | *42%* | *46%* | *50%* |
| | | | |
| **GAAP operating expenses** | **(182)** | **(209)** | **(275)** |
| Non-GAAP adjusments | *29* | *28* | *65* |
| **Non-GAAP operating expenses** | **(154)** | **(180)** | **(210)** |
| Standalone adjustments | 3 | 8 | 15 |
| **Non-GAAP standalone operating expenses** | **(150)** | **(173)** | **(196)** |
| | | | |
| **GAAP operating loss** | **(47)** | **(37)** | **(31)** |
| *Operating profit margin* | *-14%* | *-9%* | *-6%* |
| **Non-GAAP operating profit (loss)** | **(12)** | **0** | **47** |
| *Non-GAAP operating profit margin* | *-4%* | *0%* | *9%* |
| Standalone adjustments | 3 | 8 | 14 |
| **Non-GAAP standalone operating profit (loss)** | ***(9)*** | ***8*** | ***62*** |
| *Non-GAAP standlone operating profit margin* | *-3%* | *2%* | *12%* |
| | | | |
| **GAAP net loss** | (61) | (26) | (29) |
| Merger and acquisition costs | 7 | 1 | 21 |
| Amortization expense | 27 | 35 | 37 |
| Restructuring and related charges | 2 | 1 | 0 |
| Other special charges | - | - | 14 |
| Tariffs | - | - | 5 |
| Loss on extinguishment of debt | 14 | - | - |
| Tax related adjustments | 1 | (1) | (12) |
| Tax effect of adjustments | (13) | (8) | (1) |
| **Non-GAAP net income (loss)** | **(23)** | **1** | **36** |
| **Non-GAAP standlone net income (loss)** | **(7)** | **5** | **47** |
| *Diluted earnings per share* | *(0.84)* | *(0.36)* | *(0.39)* |
| *Non-GAAP diluted earnings per share* | *(0.31)* | *0.02* | *0.48* |
| *Standalone Non-GAAP diluted earnings per shar* | *(0.10)* | *0.07* | *0.63* |

The standalone P&L's reflect pro-forma adjustments to exclude certain corporate costs reported in Continuing operations that management anticipates will no longer be incurred upon completion of the divestiture.

28

© 2021 Brooks Automation, Inc. • Proprietary Information